BUSINESS COMBINATIONS	12 Months Ended
Dec. 31, 2020
Vimeo Inc.
Business combinations
BUSINESS COMBINATION

NOTE 4 — BUSINESS COMBINATION

On May 28, 2019, Vimeo completed the acquisition of Magisto for total cash consideration of $168.0 million.

The table below summarizes the fair values of the assets acquired and liabilities assumed at the date of acquisition:

Magisto
(In thousands)
Accounts receivable	$3,190
Other current assets	611
Goodwill	142,185
Intangible assets with definite lives	25,900
Total assets	171,886
Other current liabilities	(3,845)
Net assets acquired	$168,041

The purchase price of Magisto was not based on the value of the net identifiable assets at the time of acquisition. The purchase price was based on the expected financial performance of the Company, following the integration of Magisto’s technology and intellectual property into Vimeo’s suite of products and, to a lesser degree, the standalone financial performance of Magisto. This resulted in a significant portion of the purchase price being attributed to goodwill.

The fair values of the identifiable intangible assets with definite lives acquired at the date of acquisition are as follows:

	Magisto
		Weighted-
		Average
		Useful
	(In thousands)	Life (Years)
Customer relationships	$13,800	4
Developed technology	10,100	4
Trade names and trademarks	2,000	2
Total identifiable intangible assets with definite lives acquired	$25,900

Other current assets and other current liabilities of Magisto were reviewed and adjusted to their fair values at the date of acquisition, as necessary. The fair values of developed technology and trade names and trademarks were determined using an income approach that utilized the relief from royalty methodology. The fair value of the customer relationships was determined using an income approach that utilized the excess earnings methodology. The valuations of intangible assets incorporate significant unobservable inputs and require significant judgment and estimates, including the amount and timing of future cash flows and the determination of royalty and discount rates. The amount attributed to goodwill is tax deductible.

The financial results of Magisto are included in Vimeo’s consolidated financial statements, beginning May 28, 2019. For the year ended December 31, 2019, Vimeo included $15.3 million of revenue and $9.2 million of net losses in its consolidated statement of operations related to Magisto.

Unaudited Pro Forma Financial Information

The unaudited pro forma financial information in the table below presents the consolidated results of Vimeo and Magisto as if the acquisition had occurred on January 1, 2019. The unaudited pro forma financial information includes adjustments required under the acquisition method of accounting and is presented for informational purposes only and is not necessarily indicative of the results that would have been achieved had the acquisition actually occurred on January 1, 2019.

Year Ended December 31, 2019
(In thousands,
except per share
data)
Revenue	$207,833
Net loss	$(78,984)
Basic and diluted loss per share	$(0.60)